Exhibit 10.9

ACKNOWLEDGMENT AND FOURTH AMENDMENT TO

AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT

This ACKNOWLEDGMENT AND FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT (this “Amendment”), dated as of March 27, 2026, is entered into by and among XBP Americas, LLC (formerly known as Exela Technologies BPA, LLC,) a Delaware limited liability company (the “Borrower”), brf finance co. llc, a Delaware limited liability company, as administrative agent (the “Agent”), and the financial institutions party to the Credit Agreement referred to below as a “Lender; and is acknowledged by the guarantors party to such Credit Agreement (the “Guarantors”).

RECITALS

WHEREAS, reference is made to that certain Amended and Restated Credit And Security Agreement, dated as of July 29, 2025, by and among the Borrower, the Guarantors, the Lenders, and the Agent (as amended by that certain First Amendment to Amended and Restated Credit Agreement, dated as of December 19, 2025, by that certain Limited Waiver and Second Amendment to Amended and Restated Credit and Security Agreement, dated as of January 21, 2026, and by that certain Limited Waiver and Third Amendment to Amended and Restated Credit and Security Agreement, dated as of March 6, 2026, the “Existing Credit Agreement”, and as such Existing Credit Agreement is amended hereby or as may be amended, restated, amended and restated, supplemented or modified from time to time thereafter, the “Credit Agreement”);

WHEREAS, pursuant to Section 2.4 of the Existing Credit Agreement, the Borrower has the option, with prior written notice to the Agent, to extend the Termination Date to September 30, 2026 from March 30, 2026, subject to the terms set forth herein and therein;

WHEREAS, the Borrower has provided written notice to the Agent notifying the Agent of its intention to extend the Termination Date to September 30, 2026, subject to the satisfaction of the terms set forth therein; and

WHEREAS, to memorialize the extension of the Termination Date, pursuant to Section 11.6 of the Credit Agreement, the Agent, the Lenders and the Loan Parties are entering into this Amendment.

NOW, THEREFORE, in consideration of the promises, covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

Section 1.Definitions.  All capitalized terms not otherwise defined herein are used as defined in the Credit Agreement.

Section 2.Acknowledgements; Reaffirmation.

2.1Acknowledgment of Obligations.  All Obligations are unconditionally owing by the Credit Parties, all without offset, defense (other than payment in full in cash of the Obligations (excluding any contingent indemnification and expense reimbursement obligations as to which no claim has been asserted)) or counterclaim of any kind, nature or description whatsoever.

2.2Acknowledgment of Liens.  Each of the Credit Parties hereby acknowledges, confirms and agrees that the Agent on behalf of the Lenders has and shall continue to have valid, enforceable and perfected first-priority Liens (subject to certain Permitted Liens) upon and security interests in the Collateral heretofore granted by the Credit Parties to the Agent on behalf of the Lenders pursuant to the Financing Documents.

2.3Reaffirmation.  In furtherance of the foregoing, and in connection with the execution and delivery of this Amendment, the Borrower and each other Credit Party, as debtors, grantors, pledgors, guarantors, or in other similar capacities in which such Credit Parties grant Liens or security interests in their properties, in each case under the Financing Documents, hereby (A) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each Financing Document to which it is a party, and (B) to the extent such Credit Party granted Liens on or security interests in any of its property pursuant to any such Financing Document (including, but not limited to, the Security Documents), hereby ratifies, reaffirms, and re-grants such grant of security and confirms that such Liens and security interests continue to secure the Obligations.

Section 3.Amendment to Credit Agreement.  As of the Effective Date (as defined below), subject to the satisfaction of the conditions precedent set forth in Section 4 of this Amendment, the definition of “Termination Date” set forth in Section 1.1 (Certain Defined Terms) of the Existing Credit Agreement is hereby amended to delete clause (a) therein in its entirety and to substitute in lieu thereof the following new clause (a): “(a) September 30, 2026,”.

Section 4.Conditions Precedent.  The effectiveness of this Amendment, including the amendment provided in Section 3 above, shall become effective on the date (the “Effective Date”) upon which each of the following conditions precedent have been satisfied:

(a)receipt by the Agent and the Lenders of this Amendment, duly executed and delivered by the Borrower, the Lenders and the Agent and the acknowledgement page hereto duly executed and delivered by each of the Guarantors;

(b)a Closing Certificate in form and substance satisfactory to Agent, executed by a Responsible Officer of the Company, dated as of the Effective Date, confirming (i) the representations and warranties set forth in the Credit Agreement and the other Financing Documents are true and correct in all respects on and as of the Effective Date with the same force and effect as if made on and as of the Effective Date (except to the extent that any such representation or warranty expressly relates to an earlier date, in which case, such representation or warranty shall be true and correct in all material respects as of such earlier date), and (ii) as of the Effective Date no Default or Event of Default then exists or could arise as a result of effectiveness of this Amendment and the Credit Parties performance of this Amendment and the Credit Agreement;

(c)[reserved]; and

(d)payment of all fees and other amounts due and payable on or prior to the date hereof pursuant to the Financing Documents, and the fees and disbursements of the Agent’s counsel, Duane Morris LLP, in each case, to the extent invoiced at least one (1) Business Day prior to the Effective Date.

Section 5.Post-Closing Obligations.  The Borrower and the other Credit Parties hereby covenant and agree (i) on or before April 6, 2026 (or such later date agreed to in writing by the Agent in its reasonable discretion) to deliver to the Agent each of the following documents in form, scope and substance satisfactory to the Agent as set forth herein and (ii) on or before April 6, 2026 (or such later date agreed to in writing by the Agent in its reasonable discretion) to pay counsel to the Agent all fees and disbursements incurred in connection with the review and finalization of the documents set forth herein, in each case, invoiced at least one (1) Business Day prior to the applicable deadline:

(a)receipt by the Agent of the following:

(i)(A) copies of the certificate or articles of incorporation and by-laws (or other similar governing documents serving the purposes) of each Credit Party, certified as of the Effective Date as complete and correct copies thereof by a Responsible Officer or another authorized representative of each Credit Party; or (B) a certificate of a Responsible Officer or another authorized representative of each Credit Party, certifying that such Credit Party's certificate or articles of incorporation, by-laws and other similar governing documents previously delivered to the Agent on the Closing Date have not been amended, restated, amended and restated, modified, revoked or rescinded and are in full force and effect as of the Effective Date;

(ii)a copy of the resolutions or equivalent action, in form and substance reasonably satisfactory to Agent, of each Credit Party authorizing, as applicable, the execution and delivery of this Amendment and the other Financing Documents and the performance of this Amendment, the Credit Agreement and the transactions contemplated hereby and thereby, certified by a Responsible Officer or another authorized representative of each Credit Party as of the Effective Date, which certificate shall state that the resolutions or other action thereby certified have not been amended, restated, amended and restated, modified (except as any later such resolution or other action may modify any earlier such resolution or other action), revoked or rescinded and are in full force and effect as of the Effective Date;

(iii)such certificates of good standing (to the extent such concept exists) from the applicable secretary of state of the state of organization of each Credit Party, certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Credit Party as Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and the other Financing Documents to which such Credit Party is a party or is to be a party on the Effective Date; and

(iv)an executed legal opinion of (i) Cleary Gottlieb Steen & Hamilton LLP, special New York counsel to the Credit Parties, (ii) legal counsel of Credit Parties formed or incorporated under the laws of the state of Delaware, and (iii) legal counsel of the Credit Parties in each of the jurisdictions of organization or formation of the material Credit Parties in Iowa, Minnesota and South Carolina, in each case in form and substance reasonably satisfactory to Agent; and

(b)receipt by the Agent of customary diligence searches against each Credit Party with respect to such matters, including, Uniform Commercial Code filings, pending litigation and judgments, judgment liens, taxes (state and federal liens), and bankruptcy filings; and

(c)receipt by the Agent of an amendment fee for this Amendment equal to $300,000 (the “Extension Fee”), which Extension Fee shall be paid in immediately available funds.  Such Extension Fee is due on the Effective Date of this Amendment and payable by the Borrower to the Agent on or before 5 p.m. (Eastern Time), April 1, 2026, and as directed by the Agent.  The Extension Fee, once paid, shall be non-refundable.

The failure to satisfy the obligations set forth in this Section 5 (other than with respect to the payment of the Extension Fee for which the failure to make payment as set forth in paragraph (c) above shall result in an immediate Event of Default) shall not constitute an Event of Default unless and until such failure shall continue unremedied for five (5) Business Days after the applicable deadline set forth above as such deadline may be extended in accordance with the foregoing.

Section 6.Release; Waiver.

6.1Release.  Each Credit Party (on behalf of itself and its Affiliates) for itself and for its successors in title, legal representatives and assignees and, to the extent the same is claimed by right of, through or under any of the Credit Parties, for its past and present employees, agents, representatives, officers, directors, shareholders, and trustees (each, a “Releasing Party” and collectively, the “Releasing Parties”), does hereby remise, release and discharge the Agent and each Lender in their respective capacities as such under the Financing Documents, and the Agent’s and each Lender’s respective successors-in-title, legal representatives and assignees, past and present officers, directors, affiliates, shareholders, trustees, agents, employees, consultants, experts, advisors, attorneys and other professionals and all other persons and entities to whom the Agent and each Lender or any of their respective successors-in-title, legal representatives and assignees, past and present officers, directors, affiliates, shareholders, trustees, agents, employees, consultants, experts, advisors, attorneys and other professionals would be liable if such persons or entities were found to be liable to any Releasing Party or any of them (collectively, hereinafter the “Releasees”), from any and all manner of action and actions, cause and causes of action, claims, charges, demands, counterclaims, crossclaims, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, rights of setoff and recoupment, controversies, damages, judgments, expenses, executions, liens, claims of liens, claims of costs, penalties, attorneys’ fees, or any other compensation, recovery or relief on account of any liability, obligation, demand or cause of action of whatever nature, whether in law, equity or otherwise (including, without limitation, any claims relating to (i) the making or administration of the Loans, including, without limitation, any such claims and defenses based on mistake, duress, usury or misrepresentation, or any other claim based on so-called “lender liability” theories, (ii) any covenants, agreements, duties or obligations set forth in the Existing Credit Agreement, (iii) increased financing costs, interest or other carrying costs, (iv) penalties, (v) lost profits or loss of business opportunity, (vi) legal, accounting and other administrative or professional fees and expenses and incidental, consequential and punitive damages payable to third parties, (vii) damages to business reputation or (viii) to the extent allowed by applicable Law, any claims arising under 11 U.S.C. Sections 541 to 550 or any claims for avoidance or recovery under any other federal, state or foreign law equivalent), whether known or unknown, fixed or contingent, joint and/or several, secured or unsecured, due or not due, primary or secondary, liquidated or unliquidated, contractual or tortious, direct, indirect, or derivative, asserted or unasserted, foreseen or unforeseen, suspected or unsuspected, now existing, heretofore existing or which may heretofore accrue against any of the Releasees, whether held in a personal or representative capacity, and which are, in each case, based on any act, fact, event or omission or other matter, cause or thing occurring at any time prior to or on the date hereof in any way, directly or indirectly arising out of, connected with or relating to the Existing Credit Agreement or any other Financing Document and the transactions contemplated thereby, and all other agreements, certificates, instruments and other documents  and statements (whether written or oral) related to any of the foregoing (each, a “Claim” and collectively, the “Claims”).  Each Releasing Party further represents that it has not sold or assigned any Claim and stipulates and agrees with respect to all Claims, that it hereby waives, to the fullest extent permitted by applicable Law, any and all provisions, rights, and benefits conferred by any Applicable Law, any applicable foreign Law or any principle of common law, that would otherwise limit a release or discharge of any unknown Claims pursuant to this Section 6.

The Borrower and each other Credit Party understands, acknowledges and agrees that its release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.  The Borrower and each other Credit Party agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered, except as set forth above in this Section 6.1, shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

6.2Waiver.  Each Credit Party, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by the Borrower or any other Credit Party pursuant to this Section 6.  If a Credit Party or any of its successors, assigns or other legal representatives violates the foregoing covenant, each Credit Party, each for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys’ fees and costs incurred by any Releasee as a result of such violation.

6.3Representation by Counsel.  In entering into this Amendment, each Credit Party has consulted with and been represented by counsel and expressly disclaims any reliance on any representations, acts or omissions by the Agent, the Lenders or any of the Agent’s or the Lenders’ Affiliates and hereby agrees and acknowledges that the validity and effectiveness of the releases set forth above do not depend in any way on any such representations, acts and/or omissions or the accuracy, completeness or validity thereof.  The provisions of this Section 6 shall survive the termination of this Amendment and the Credit Agreement and payment in full of all amounts owing thereunder.

Section 7.Miscellaneous.

7.1Incorporations by Reference.  The provisions of Sections 11.16 (Amendments and Waivers), 13.1 (Survival), 13.2 (No Waivers), 13.3 (Notices), 13.4 (Severability), 13.6 (Confidentiality), 13.8 (Governing Law; Submission To Jurisdiction), 13.9 (Waiver of Jury Trial), 13.14 (Expenses and Indemnity) and 13.17 (Successors and Assigns) of the Credit Agreement are incorporated herein by reference, mutatis mutandis.

7.2Counterparts; Integration.  This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.  Signatures by facsimile or by electronic mail delivery of an electronic version of any executed signature page shall bind the parties hereto.  In furtherance of the foregoing, the words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby or thereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.  As used herein, “Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or other record.  This Amendment constitutes the entire agreement and understanding among the parties hereto and supersede any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

7.3Amendment is a “Financing Document”.  This Amendment is a Financing Document and all references to a “Financing Document” in the Credit Agreement and the Financing Documents (including, without limitation, all such references in the representations and warranties in the Credit Agreement and the other Financing Documents) shall be deemed to include this Amendment.

7.4References to the Credit Agreement.  Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

7.5Representations and Warranties.  The Borrower hereby represents and warrants that (a) this Amendment is the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, (b) no Default, Event of Default or, to the Borrower’s knowledge, a potential Default shall have occurred and be continuing and (c)

the representations and warranties set forth in the Credit Agreement and in the other Financing Documents are true and correct in all respects on and as of the Effective Date with the same force and effect as if made on and as of the Effective Date (except to the extent that any such representation or warranty expressly relates to an earlier date, in which case, such representation or warranty shall be true and correct in all material respects as of such earlier date).

7.6Reaffirmation of Obligations.  The Borrower and each other Credit Party (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Financing Documents, and (c) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Borrower’s or such Credit Party’s obligations under the Financing Documents.

7.7Reaffirmation of Security Interests.  The Borrower and each other Credit Party (a) affirms that each of the Liens granted in or pursuant to the Financing Documents is valid and subsisting, and (b) agrees that this Amendment and all documents executed in connection herewith shall in no manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Financing Documents.

7.8No Other Changes.  Except as specifically amended by this Amendment, the Credit Agreement, the other Financing Agreements and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGES FOLLOW.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

BORROWER:

XBP AMERICAS, LLC

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Title: Authorized Signatory

[Signature Page to Acknowledgment and Fourth Amendment to Amended and Restated Credit and Security Agreement]

AGENT:

BRF FINANCE CO. LLC

By:	/s/ Bryant Riley
	Name:	Bryant Riley
	Title:	Authorized Signatory

[Signature Page to Acknowledgment and Fourth Amendment to Amended and Restated Credit and Security Agreement]

LENDERS:

BRF FINANCE CO. LLC,
as Lender

By:	/s/ Bryant Riley
	Name:	Bryant Riley
	Title:	Authorized Signatory

[Signature Page to Acknowledgment and Fourth Amendment to Amended and Restated Credit and Security Agreement]

ACKNOWLEDGMENT TO ACKNOWLEDGMENT AND FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

Each of the undersigned Credit Parties hereby (a) acknowledges and consents to all of the terms and conditions of the Amendment to which this Acknowledgment is attached and the Credit Agreement, and the transactions contemplated hereby and thereby, (b) affirms and confirms all of its obligations under the Financing Documents to which it is a party, including as provided in the Amendment, (c) agrees to be bound by the terms and agreements set forth in the Amendment applicable to such Credit Party, including, without limitations, the acknowledgments set forth in Section 2 and the release and confirmations made in Sections 6 and 7 of the Amendment, and (d) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Financing Documents to which it is a party or affect the Liens and the priority of such Liens granted by such Credit Party to the Agent on behalf of the Lenders pursuant to the Financing Documents.

[Guarantor Signature Pages Follow]

[Signature Page to Acknowledgement Page to Acknowledgment and Fourth Amendment to Amended and Restated Credit and Security Agreement]

GUARANTORS:	EXELA INTERMEDIATE LLC

	By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Title: Authorized Signatory

EXELA FINANCE, INC.

	By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Title: Authorized Signatory

SOURCEHOV HOLDINGS, INC.

	By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Title: Authorized Signatory

SOURCEHOV LLC

	By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Title: Authorized Signatory

CORPSOURCE HOLDINGS, LLC

	By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Title: Authorized Signatory

SOURCECORP, INCORPORATED

	By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Title: Authorized Signatory

[Signature Page to Acknowledgement Page to Acknowledgment and Fourth Amendment to Amended and Restated Credit and Security Agreement]

SOURCECORP BPS INC.

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Title: Authorized Signatory

DELIVEREX, LLC

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Title: Authorized Signatory

UNITED INFORMATION SERVICES, INC.

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Title: Authorized Signatory

ECONOMIC RESEARCH SERVICES, INC.

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Title: Authorized Signatory

SOURCECORP LEGAL INC.

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Title: Authorized Signatory

RUST CONSULTING, INC.

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Title: Authorized Signatory

[Signature Page to Acknowledgment and Fourth Amendment to Amended and Restated Credit and Security Agreement]

SOURCEHOV HEALTHCARE, INC.

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Title: Authorized Signatory

KINSELLA MEDIA LLC

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Title: Authorized Signatory

HOV SERVICES, LLC

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Title: Authorized Signatory

HOV ENTERPRISE SERVICES, INC.

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Title: Authorized Signatory

MERIDIAN CONSULTING GROUP, LLC

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Title: Authorized Signatory

RUSTIC CANYON III, LLC

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Title: Authorized Signatory

[Signature Page to Acknowledgment and Fourth Amendment to Amended and Restated Credit and Security Agreement]

HOV SERVICES, INC.

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Title: Authorized Signatory

CHARTER LASON, INC.

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Title: Authorized Signatory

LASON INTERNATIONAL, INC.

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Title: Authorized Signatory

SOURCECORP MANAGEMENT, INC.

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Title: Authorized Signatory

PANGEA ACQUISITIONS INC.

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Title: Authorized Signatory

BANCTEC GROUP LLC

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Title: Authorized Signatory

[Signature Page to Acknowledgment and Fourth Amendment to Amended and Restated Credit and Security Agreement]

BANCTEC, INC.

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Title: Authorized Signatory

BANCTEC (PUERTO RICO), INC.

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Title: Authorized Signatory

DOCUDATA SOLUTIONS, L.C.

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Title: Authorized Signatory

BTC VENTURES, INC.

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Title: Authorized Signatory

RECOGNITION MEXICO HOLDING INC.

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Title: Authorized Signatory

BANCTEC INTERMEDIATE HOLDING, INC.

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Title: Authorized Signatory

[Signature Page to Acknowledgment and Fourth Amendment to Amended and Restated Credit and Security Agreement]

RC4 CAPITAL, LLC

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Title: Authorized Signatory

DFG2 HOLDINGS, LLC

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Title: Authorized Signatory

DFG2, LLC

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Title: Authorized Signatory

PLEXUS GLOBAL FINANCE, LLC

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Title: Authorized Signatory

HOVG, LLC

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Title: Authorized Signatory

TRAC HOLDINGS, LLC

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Title: Authorized Signatory

[Signature Page to Acknowledgment and Fourth Amendment to Amended and Restated Credit and Security Agreement]

MANAGED CARE PROFESSIONALS, LLC

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Title: Authorized Signatory

FTS PARENT INC.

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Title: Authorized Signatory

TRANSCENTRA, INC.

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Title: Authorized Signatory

J & B SOFTWARE, INC.

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Title: Authorized Signatory

REGULUS HOLDING INC.

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Title: Authorized Signatory

REGULUS GROUP LLC

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Title: Authorized Signatory

[Signature Page to Acknowledgment and Fourth Amendment to Amended and Restated Credit and Security Agreement]

REGULUS GROUP II LLC

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Title: Authorized Signatory

REGULUS AMERICA LLC

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Title: Authorized Signatory

REGULUS INTEGRATED SOLUTIONS LLC

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Title: Authorized Signatory

EXELA RE LLC

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Title: Authorized Signatory

REGULUS WEST LLC

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Title: Authorized Signatory

NOVITEX HOLDINGS, INC.

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Title: Authorized Signatory

[Signature Page to Acknowledgment and Fourth Amendment to Amended and Restated Credit and Security Agreement]

NOVITEX INTERMEDIATE, LLC

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Title: Authorized Signatory

NOVITEX GOVERNMENT SOLUTIONS, LLC

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Title: Authorized Signatory

EXELA XBP, LLC

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Title: Authorized Signatory

EXELA RECEIVABLES 3 HOLDCO, LLC

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Title: Authorized Signatory

EXELA RECEIVABLES 3, LLC

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Title: Authorized Signatory

[Signature Page to Acknowledgment and Fourth Amendment to Amended and Restated Credit and Security Agreement]

AFFILIATED GUARANTORS:

XCV-EMEA, LLC

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Title: Authorized Signatory

NEON ACQUISITION, LLC

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Title: Authorized Signatory

XBP ENTERPRISE SOLUTIONS, INC.

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Title: Authorized Signatory

SERVICES INTEGRATION GROUP, L.P.

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Title: Authorized Signatory

SIG - GP L.L.C., A LIMITED LIABILITY COMPANY

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Title: Authorized Signatory

[Signature Page to Acknowledgment and Fourth Amendment to Amended and Restated Credit and Security Agreement]